Balter Discretionary Global Macro Fund

(the “Fund”)

Institutional Class (Symbol: BGMIX)

Investor Class (Symbol: BGMVX)

Supplement dated December 27, 2017

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated March 1, 2017

The following supplements information contained in the Fund’s current Prospectus and SAI.

As of December 27, 2017, the Fund is closed to all new investors. The Fund will remain closed until further notice and there is no specific time frame for when the Fund will reopen. During the Fund’s closed period, all current shareholders may continue to purchase, exchange, or redeem shares of the Fund online, by telephone, or by mail and current investors will be able to reinvest dividends.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call the Fund for more detailed information about the Fund’s transaction policies.

You should read this Supplement in conjunction with the Prospectus dated March 1, 2017, which provides information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-322-8112.